UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 5, 2007

                                  NEOSTEM, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                0-10909                 22-2343568
         (State Or Other          (Commission             (IRS Employer
         Jurisdiction Of          File Number)          Identification No.)
         Incorporation)

         420 Lexington Avenue, Suite 450
               New York, New York                                10170
--------------------------------------------------------------------------------
     (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (212)-584-4814

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.02.   Unregistered Sales of Equity Securities.

     On February 5 and February 6, 2007, NeoStem, Inc. (the "Company") entered into Subscription Agreements (the "Subscription Agreements") with six accredited investors listed therein (the "Investors"). Pursuant to the Subscription Agreements, the Company issued to each Investor units (the "Units") comprised of two shares of its common stock, par value $.001 per share (the "Common Stock"), one redeemable seven-year warrant to purchase one share of Common Stock at a purchase price of $.80 per share and one non-redeemable seven-year warrant to purchase one share of Common Stock at a purchase price of $.80 per share (together, the "Warrants"), at a per-Unit price of $1.00. The Company issued an aggregate of 280,000 Units to Investors, for an aggregate purchase price of $280,000 on February 5 and February 6, 2007. Combined with the prior closings of this private placement on January 26, 2007 and February 1, 2007, the Company sold an aggregate of 2,500,000 Units for an aggregate purchase price of $2,500,000.

     Pursuant to the Company's agreement with Emerging Growth Equities, Ltd., ("EGE"), the placement agent for the private placement, in connection with the February 5 and February 6, 2007 closings of the private placement, the Company paid to EGE a cash fee equal to $11,200 and issued EGE warrants to purchase up to 11,200 Units. Combined with the prior closings of the private placement by EGE on January 26, 2007 and February 1, 2007, the Company paid to EGE aggregate cash fees equal to $171,275 and issued to EGE aggregate warrants to purchase up to 171,275 Units.

     Pursuant to the terms of the Subscription Agreements, the Company is required to prepare and file, no later than ten days after the filing of the Company's Annual Report on Form 10-K, a Registration Statement with the SEC to register the shares of Common Stock issued to Investors and the shares of Common Stock underlying the Warrants. On February 8, 2007 the Company filed this Registration Statement with the SEC.

     The Investor's execution of the Subscription Agreements was conditioned upon entry by the Company's Board of Directors and executive officers into a lock-up agreement, pursuant to which such directors and officers will not, without the consent of EGE, sell or transfer their Common Stock until the earlier of: (a) six months following the effective date of the Registration Statement filed to register the shares underlying the Units, or (b) twelve months following the sale of the Units.

     The sales of the above securities were exempt from registration pursuant to
Section 4(2) of the Securities Act of 1933, as amended and/or Regulation D thereunder.


Item 8.01.   Other Events.

     On February 7, 2007, the Company issued a press release announcing the Company's completion of the private placement described in Item 3.02 above for $2,500,000. A copy of the press release announcing the financing is attached as
Exhibit 99.1.



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Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits.
    ---------

      Exhibit 10.1 Form of Subscription Agreement among NeoStem, Inc, Emerging Growth Equities, Ltd. and certain investors listed therein (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K, filed February 1, 2007)

      Exhibit 10.2 Form of Redeemable Warrant to Purchase Shares of Common Stock of NeoStem, Inc. (incorporated by reference to Exhibit 10.2 to the Company's Current Report on Form 8-K, filed February 1, 2007)

      Exhibit 10.3 Form of Non-Redeemable Warrant to Purchase Shares of Common Stock of NeoStem, Inc. (incorporated by reference to Exhibit 10.3 to the Company's Current Report on Form 8-K, filed February 1, 2007)

      Exhibit 99.1   Press Release dated February 7, 2007


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                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NEOSTEM, INC.



                                       By:   /s/ Robin Smith
                                             ---------------
                                             Robin Smith
                                             Chief Executive Officer




     Dated: February 12, 2007


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                                  EXHIBIT INDEX
                                  -------------


Exhibit Number    Description
--------------    -----------

  Exhibit 99.1    Press Release dated February 7, 2007